SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 10, 2006
                                                       (January 10, 2006)


                             TrustCo Bank Corp NY

            (Exact name of registrant as specified in its charter)


                                   New York
                (State or other jurisdiction of incorporation)


           0-10592                                      14-1630287
    (Commission File Number)                 (IRS Employer Identification No.)


              5 Sarnowski Drive, Glenville, New York    12302
           (Address of principal executive offices)   (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 8.01.     Other Events

               A press release was issued on January 10, 2006 announcing the tender offer has expired for obtaining control of Ballston Spa Bancorp, Inc. Attached is the press release labeled as exhibit 99(a).



Item 9.01.     Financial Statements & Exhibits

               (c) Exhibits


               Reg S-K Exhibit No.   Description

                     99(a) A press release that was issued on January 10, 2006 announcing the tender offer has expired for obtaining control of Ballston
                                     Spa Bancorp, Inc.



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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 10, 2006

                                 TrustCo Bank Corp NY
                                 (Registrant)


                                 By:/s/ Robert T. Cushing
                                    Robert T. Cushing
                                    Executive Vice President and
                                    Chief Financial Officer



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                                Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                               Page

      99(a)             A press release that was issued on        5-6
                        January 10, 2006 announcing the
                        tender offer has expired for
                        obtaining control of Ballston
                        Spa Bancorp, Inc.



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


                                                                Exhibit 99(a)


TRUSTCO
Bank Corp NY

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary: Trustco Bank                                      NASDAQ -- TRST

Contact: Robert M. Leonard
         Administrative Vice President
         (518) 381-3693



FOR IMMEDIATE RELEASE:


                  TRUSTCO BANK CORP NY TENDER OFFER EXPIRES


Glenville, New York - January 10, 2006 - TrustCo Bank Corp NY (NASDAQ National Market: "TRST") announced today that it has not received the 51% minimum number of shares necessary to obtain control of Ballston Spa Bancorp, Inc. and therefore its tender offer has expired. Shares tendered will be returned.

We would like to thank those who tendered their shares and gave us their enthusiastic support. It is unfortunate that not enough other shareholders chose to take advantage of this tremendous offer.

TrustCo, along with our fellow shareholders are anxious to see Ballston Spa's management execute their strategy to enhance shareholder value beyond our offer of $45.50 per share.

TrustCo Bank Corp NY is a $2.8 billion holding company and through its subsidiary, Trustco Bank, operates 79 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.



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


TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


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